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                                  Exhibit 10.7

Sector Communications, Inc. Letterhead


October 22, 1996

Mr. Luiz Siqueira
President
DBE Software, Inc.
7601 Lewinsville Road, Suite 200
McLean, Va.  22102

RE:  Amendment to the DEFINITIVE INVESTMENT AND OPTION TO MERGE AGREEMENT

Dear Luiz:

     Pursuant to our recent discussions, DBE Software, Inc. ("DBE") and Sector Communications, Inc. ("Sector") have mutually agreed that, notwithstanding the payment provisions as outlined in the above-referenced Agreement, the payment schedule is hereby revised as follows:

     1. $200,000 of the balance owing will be payable on or before November 1, 1996;

     2. The balance of the amount owing will be payable on or before December 31, 1996;

     Your signature below will indicate your acceptance of the foregoing and acknowledge that the Agreement is in full force and effect and in no way in default as of the date of this letter.

Thank You.

Sincerely yours,                         AGREED AND ACCEPTED


/s/ Theodore J. Georgelas                /s/ Luiz Siqueira
-------------------------                ---------------------
Theodore J. Georgelas                    Luiz Siqueira
President                                President

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